Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

Bridges Investment Fund, Inc.

Supplement dated March 1, 2022 to the
Statement of Additional Information (“SAI”)
dated April 30, 2021

    At its February 15, 2022 meeting, the Board of Directors (the “Board”) of Bridges Investment Fund, Inc. (the “Fund”) elected Greg Harris to serve as a director of the Fund. The Board also made the determination that Mr. Harris was not an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. The purpose of Mr. Harris’s election was to fill a vacancy on the Board resulting from the recent retirement of Robert Slezak on December 31, 2021. Mr. Harris is the CEO of Quantum Workplace, Inc., a Software-as-a-Service provider located in Omaha, Nebraska. He has been with Quantum since 2003.

Please retain this supplement with your SAI.